NOTTINGHAM INVESTMENT TRUST II

                    The Brown Capital Management Equity Fund
                   The Brown Capital Management Balanced Fund


                                   SUPPLEMENT
                             Dated November 27, 2000



This Supplement to the Prospectus and Statement of Additional Information of The Brown Capital Management Equity Fund and The Brown Capital Management Balanced Fund (each a "Fund" and collectively, the "Funds"), each a series of the Nottingham Investment Trust II ("Trust"), is to provide notification to shareholders, potential investors and other interested parties that the Funds' shareholders will be voting to approve a new Investment Advisory Agreement
("Proposed Agreement") between the Trust, on behalf of the Funds, and Brown Capital Management, Inc. (the Funds' investment advisor), which will increase the breakpoint of the current Investment Advisory Agreement's ("Current Agreement") tiered fee schedule from $25 million to $100 million. This is the only substantive change from the Current Agreement. The Proposed Agreement was approved by the Board of Trustees of the Trust at a meeting held on September 27, 2000, subject to shareholder approval. Accordingly, there will be a special meeting of shareholders on December 27, 2000, at which time shareholders of record on October 27, 2000 (the record date) will be asked to consider and vote upon the Proposed Agreement. A proxy seeking shareholder approval of the Proposed Agreement will be mailed to shareholders on or about November 28, 2000. For further information, please contact the Funds at 1-877-892-4226.



          Investors Should Retain This Supplement for Future Reference
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